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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 29, 2000 included in Visual Data Corporation's Form 10-KSB for the year ended September 30, 2000, and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida,
     January 23, 2001.